UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014

Trovagene, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35558	27-2004382
(State or other jurisdiction	(Commission File	IRS Employer
of incorporation or organization)	Number)	Identification No.)

11055 Flintkote Avenue, Suite B

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 952-7570

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On June 30, 2014, Trovagene, Inc. (the “Company”) and its wholly-owned subsidiary, Etherogen, Inc. entered into a Loan and Security Agreement with Oxford Finance LLC (“Oxford”) and Silicon Valley Bank (“SVB” and together with Oxford, the “Lenders”) for a term loan of $15 million (the “Term Loan”).  The interest rate on the Term Loan is 7.00% per annum.  The Company will make interest only payments on the outstanding amount of the loan on a monthly basis until August 1, 2015, after which equal monthly payments of principal and interest shall be due.  In the event the Company receives at least $30 million in net proceeds from an equity offering, the interest only payment period will be extended to February 1, 2016. The maturity date of the Term Loan is July 1, 2018.  The Term Loan is secured by a security interest in all of the Company’s assets except intellectual property.  The Company’s intellectual property is subject to a negative pledge.  In connection with the Term Loan, the Lenders received a warrant to purchase an aggregate 85,470 shares of our common stock at an exercise price of $3.51 per share exercisable for ten years from the date of issuance.  A copy of the press release, dated July 1, 2014, is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 Entry into a Material Definitive Agreement of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 3.02                                           Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 Entry into a Material Definitive Agreement of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

The issuances of the securities described in Item 1.01 were deemed to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act (or Regulation D promulgated thereunder) as a transaction by an issuer not involving any public offering. Each recipient of securities represented that such recipient was an accredited investor under Regulation D.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Secured Promissory Note.

4.2	Form of Warrant to Purchase Common Stock

10.1	Loan and Security Agreement among Oxford Finance LLC, Silicon Valley Bank, Trovagene, Inc. and Etherogen, Inc. dated as of June 30, 2014.

99.1	Press Release dated July 1, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:         July 1, 2014

TROVAGENE, INC.

By:	/s/ Antonius Schuh
Antonius Schuh
Chief Executive Officer